EXHIBIT 23.1




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports, dated February 7, 1995, included or incorporated by reference to the Annual Report on Form 10-K of Scotsman Industries, Inc. for the year ended January 1, 1995, and to all references to our firm included in this Registration Statement.



                                      ARTHUR ANDERSEN LLP


   Chicago, Illinois
   May 16, 1995






















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